EX99.23(a)(3)(A)

                      ARTICLES OF INCORPORATION
                                OF
               THE D. L. BABSON TAX-FREE INCOME FUND, INC.

        FIRST: I, THE UNDERSIGNED, ALFRED J. HOFFMAN, WHOSE POST-OFFICE ADDRESS IS 6701 HIGH DRIVE, SHAWNEE, MISSION, KANSAS, 66208, BEING AT LEAST TWENTY-ONE YEARS OF AGE, DO, UNDER AND BY VIRTUE OF THE GENERAL LAWS OF THE STATE OF MARYLAND AUTHORIZING THE FORMATION OF CORPORATIONS, ASSOCIATE MYSELF AS INCORPORATOR WITH THE INTENTION OF FORMING A
CORPORATION (HEREINAFTER CALLED THE "CORPORATION").

        SECOND: THE NAME OF THE CORPORATION IS THE D.L. BABSON TAX-FREE INCOME FUND, INC.

        THIRD: THE PURPOSE FOR WHICH THE CORPORATION IS FORMED IS TO ACT AS AN OPEN-END, DIVERSIFIED MANAGEMENT INVESTMENT COMPANY UNDER THE
INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND TO EXERCISE AND ENJOY ALL OF THE POWERS, RIGHTS AND PRIVILEGES GRANTED TO, OR CONFERRED UPON, CORPORATIONS OF A SIMILAR CHARACTER BY THE GENERAL LAWS OF THE STATE OF MARYLAND NOW OR HEREAFTER IN FORCE.

        FOURTH: THE POST-OFFICE ADDRESS OF THE PRINCIPAL OFFICE OF THE CORPORATION IN THIS STATE IS C/O THE CORPORATION TRUST INCURPORATEDV FIRST MARYLAND BUILDING 25 SOUTH CHARLES STREET, BALTIMORE, MARYLAND 21201. THE NAME OF THE~RESIDENT AGENT OF THE CORPORATION IN THIS STATE IS THE CORPORATION TRUST INCORPORATED, A CORPORATION OF THIS STATE, AND THE POST-OFFICE ADDRESS OF THE RESIDENT AGENT IS FIRST MARYLAND BUILDING, 25 SOUTH CHARLES STREET, BALTIMORE, MARYLAND 21201.

        FIFTH: THE TOTAL NUMBER OF SHARES OF ALL CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE IS 100,000,000 SHARES OF A PAR VALUE OF TEN CENTS ($0.10) PER SHARE AND AN AGGREGATE PAR VALUE OF $10,000,000. THE SHARES SHALL BE DIVIDED INTO TWO CLASSES OF 50,000,000 SHARES EACH TO BE KNOWN AS THE SHORT-TERM PORTFOLIO, AND THE LONG-TERM PORTFOLIO. THE BOARD OF DIRECTORS OF THE CORPORATION SHALL HAVE THE POWER TO CLASSIFY OR, RECLASSIFY ANY UNISSUED SHARES BY FIXING THE NUMBER OF SHARES IN EACH OF THE AFORESAID CLASSES OR BY ALTERING IN ANY ONE OR MORE RESPECTS, FROM TIME TO TIME~BEFORE ISSUANCE OF SUCH SHARES, THE PREFERENCES, RIGHTS, VOTING POWERS, RESTRICTIONS OR QUALIFICATIONS OF ANY UNISSUED SHARES.

        (A) THE HOLDERS OF EACH SHARE.OF STOCK OF THE CORPORATION SHALL
BE ENTITLED TO ONE VOTE FOR EACH FULL SHARE, AND A FRACTIONAL VOTE FOR EACH FRACTIONAL SHARE OF STOCK, IRRESPECTIVE OF THE CLASS THEN STANDING IN HIS OR HER NAME IN THE BOOKS OF THE CORPORATION, ON ANY MATTER SUBMITTED TO A VOTE OF SHAREHOPERS, ALL SHARES OF THE CORPORATION THEN ISSUED AND OUTSTANDING AND ENTITLED TO VOTE, IRRESPECTIVE OF THE CLASS, SHALL~BE VOTED IN THE AGGREGATE AND NOT BY CLASS, EXCEPT (1) WHEN OTHERWISE EXPRESSLY PROVIDED BY THE MARYLAND GENERAL CORPORATION LAW OR (2) WHEN REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SHARES SHALL BE VOTED BY INDIVIDUAL CLASS, AND (3) WHEN THE MATTER DOES NOT AFFECT ANY INTEREST OF A PARTICULAR CLASS, THEN ONLY SHAREHOLDERS OF THE AFFECTED CLASS OR CLASSES'SHALL BE ENTITLED TO VOTE THEREON.

        (B) EACH CLASS OF STOCK OF THE CORPORATION SHALL HAVE THE
FOLLOWING POWERS, PREFERENCES AND PARTICIPATING, OPTIONAL RELATIVE, VOTING OR OTHER SPECIAL RIGHTS, AND THE QUALIFICATIONS, RESTRICTIONS, AND LIMITATIONS THEREOF SMALL BE AS FOLLOWS:

        (1) ALL CONSIDERATION RECEIVED BY THE CORPORATION FOR THE ISSUE
OR SALE OF STOCK OF EACH CLASS, TOGETHER WITH ALL INCOME, EARNINGS, PROFITS, AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF, AND ANY FUNDS OR PAYMENTS DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, SMALL IRREVOCABLY BELONG TO THE CLASS OF SHARES OF STOCK WITH RESPECT TO WHICH SUCH ASSETS, PAYMENTS OR FUNDS WERE RECEIVED BY THE CORPORATION FOR ALL PURPOSES, SUBJECT ONLY TO THE RIGHTS OF CREDITORS, AND SHALL BE SO HANDLED UPON THE BOOKS OF ACCOUNT OF THE CORPORATION. SUCH ASSETS, INCOME, EARNINGS, PROFITS AND PROCEEDS THEREOF, INCLUDING ANY PROCEEDS DERIVED FROM THE SALE, EXCHANGE OR LIQUIDATION THEREOF AND ANY ASSET DERIVED FROM ANY REINVESTMENT OF SUCH PROCEEDS IN WHATEVER FORM THE SAME MAY BE, ARE HEREIN REFERRED TO AS "ASSETS BELONGING TO" SUCH CLASS.

        (2) THE BOARD OF DIRECTORS MAY FROM TIME TO TIME DECLARE AND PAY DIVIDENDS OR DISTRIBUTIONS, IN STOCK OR IN CASH, ON ANY OR ALL CLASSES OF STOCK, THE AMOUNT OF SUCH DIVIDENDS AND THE PAYMENT OF THEM, BEING WHOLLY IN THE DISCRETION OF THE BOARD OF DIRECTORS.

                (I) DIVIDENDS OR DISTRIBUTIONS ON SHARES OF ANY CLASS OF STOCK SHALL BE PAID ONLY OUT OF EARNINGS, SURPLUS, OR OTHER, LAWFULLY AVAILABLE ASSETS BELONGING TO SUCH CLASS.

                (II) INASMUCH AS ONE GOAL OF THE CORPORATION IS TO QUALIFY AS A "REGULATED INVESTMENT COMPANY" UNDER THE INTERNAL REVENUE CODE OF 1954, AS AMENDED, OR ANY SUCCESSOR OR COMPARABLE STATUTE THERETO, AND REGULATIONS PROMULGATED THEREUNDER, AND INASMUCH AS THE COMPUTATION OF NET INCOME AND GAINS FOR FEDERAL INCOME TAX PURPOSES MAY VARY FROM THE COMPUTATION THEREOF ON THE BOOKS OF THE CORPORATION, THE BOARD OF DIRECTORS SHALL HAVE THE POWER IN ITS DISCRETION TO DISTRIBUTE IN ANY FISCAL YEAR AS DIVIDENDS9 INCLUDING DIVIDENDS DESIGNATED IN WHOLE OR IN PART AS CAPITAL GAINS DISTRIBUTIONS9 AMOUNTS SUFFICIENT, IN THE OPINION OF THE BOARD OF,DIRECTORS, TO ENABLE THE CORPORATION TO QUALIFY AS A REGULATED INVESTMENT COMPANY AND TO AVOID LIABILITY FOR THE CORPORATION FOR FEDERAL INCOME TAX IN RESPECT OF THAT YEAR. IN FURTHERANCE, AND NOT IN LIMITATION OF THE FOREGOING, IN THE EVENT THAT A CLASS OF SHARES HAS A NET CAPITAL LOSS FOR A FISCAL YEAR, AND TO THE EXTENT THAT THE NET CAPITAL LOSS OFFSET NET CAPITAL GAINS FROM THE OTHER CLASS, THE AMOUNT TO BE DEEMED AVAILABLE FOR DISTRIBUTION TO THE CLASS WITH THE NET CAPITAL LOSS SHALL BE REDUCED BY THE AMOUNT OF OFFSET. THE SHAREHOLDERS OF THE CLASS WITH THE NET CAPITAL GAIN SHALL BE ENTITLED TO A FULL DISTRIBUTION OF THE NET INCOME AND THE NET CAPITAL GAIN TO THE EXTENT EARNED OR REALIZED. IF THE NET CAPITAL LOSS OF A CLASS EXCEEDS THE NET CAPITAL GAIN FROM THE OTHER CLASS, THE EXCESS LOSS SHALL NOT REDUCE THE NET INVESTMENT INCOME AVAILABLE FOR DISTRIBUTION TO THE CLASS WITH THE LOSS, BUT SHALL BE CARRIED FORWARD.

        (3) IN THE EVENT OF THE LIQUIDATION OR DISSOLUTION OF THE
CORPORATION, SHAREHOLDERS OF EACH CLASS SHALL BE ENTITLED TO RECEIVE, AS A CLASS, OUT OF THE ASSETS OF THE CORPORATION AVAILABLE FOR DISTRIBUTION TO SMAREHOLDERS, BUT OTHER THAN GENERAL ASSETS NOT BELONGING TO ANY
PARTICULAR CLASS OF STOCK, THE ASSETS BELONGING TO SUCH CLASS; AND THE ASSETS SO DISTRIBUTABLE TO THE SHAREHOLDERS OF ANY CLASS SHALL BE
DISTRIBUTED AMONG SUCH SHAREHOLDERS IN PROPORTION TO THE

NUMBER OF SHARES OF SUCH CLASS HELD BY THEM AND RECORDED ON THE BOOKS OF THE CORPORATION. IN THE EVENT THAT THERE ARE ANY GENERAL ASSETS NOT BELONGING TO ANY PARTICULAR CLASS OF STOCK AND AVAILABLE FOR DISTRIBUTION, SUCH DISTRIBUTION SHALL BE MADE TO THE HOLDERS OF STOCK OF ALL CLASSES IN PROPORTION TO THE ASSET VALUE OF THE RESPECTIVE CLASSES DETERMINED AS HEREINAFTER PROVIDED.

        (4) THE ASSETS BELONGING TO ANY CLASS OF STOCK SHALL BE CHARGED WITH THE LLIABILITIES IN RESPECT TO SUCH CLASS, AND SHALL ALSO BE CHARGED WITH ITS SHARE OF THE GENERAL LIABILITIES OF THE CORPORATION, IN PROPORTION TO THE ASSET VALUE OF THE RESPECTIVE CLSSES DETERMINED AS HEREINAFTER SET OUT. THE DETERMINATION OF THE BOARD OF DIRECTORS SHALL BE CONCLUSIVE AS TO THE AMOUNT OF LIABILITIES, INCLUDING ACCRUED EXPENSES AND RESERVES, AS TO THE ALLOCATIO TO THE SAME AS TO A GIVEN CLASS, AND AS TO WHETHER THE SAME OR GENERAL ASSETS OF THE CORPORATION ARE ALLOCABLE TO ONE OR MORE CLASSES.

        (C) EACH HOLDER OF ANY CLASS OF STOCK FO THE CORPORATION, WHO SHALL SURRENDER HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE CORPORTION OR WHO, IF THE SHARE S IN QUESTIONS ARE NOT REPRESENTED BY CERTIFICATES, SHALL DELIVER TO THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER SIGNED BY THE SHAREHOLDER, SHALL BE ENTITLED TO REQUIRE THE CORPORATION, TO THE EXTENT THAT THE CLASS OF STOCK IN QUESTION HAS ASSETS LAWFULLY AVAILABLE THEREFOR AND OUT OF SUCH ASSETS, BUT NOT OTHERWISE TO REDEEM ALL OR ANY PART OF THE SHARE OF SUCH STOCK STANDING IN THE NAME OF SUCH HOLDER ON THE BOOKS OF
THE CORPORATION, AT THE NET ASSET VALUE OF SUCH SHARES, DETERMINED IN THE MANNER AND AS FO THE TIME,A ND PAYABLE AS PROVIDED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. THE CORPORATION SHALL MAKE PAYMENT FOR ANY SUCH SHARES TO BE REDEEMED AS AFORESAID, IN CASH, OR IF IN THE OPINION OF THE BOARD OF DIRECTORS, WHICH SHALL BE CONCLUSIVE, CONDITIONS EXIST WHICH MAKE PAYMENT WHOLLY IN CASH UNWISE OR UNDESIRABLE, THE CORPORATION MAY MAKE PAYMENT WHOLLY OR PARTLY IN SECURITIES OR OTHER PROPERTY
BELONGING TO THE CLASS THE VALUE OF WHICH SHALL BE DETERMINED AND IN THE MANNER HEREINAFTER PROVIDED. THE CORPORAITON MAY, TO THE EXTENT
NECESSARTM SELL OR CAUSE TO BE SOLD ANY SECURITIES BELONGING TO THE CLASS TO PROVIDE CASH FOR SUCH REDEMPTION BY IT OF THE SHARE OF SUCH CLASS.

        (1) THE BOARD OF DIRECTORS OF THE CORPORATION MAY, IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SUSPEND THE RIGHT OF THE HOLDERS OF ANY CLASS OF STOCK OF THE CORPORATION TO REQURE THE CORPORAITON TO REDEEM SHARES OF SUCH CLASS.

        (2) THE BOARD OF DIRECTORS, IN THE ECONOMIC BEST INTERESTS OF
THE CORPORATION AND IN ORDER TO REDUCE DISPROPORTIONATELY BURDENSOME EXPENSES IN SERVICING STOCKHOLDER ACCOUNTS MAY, FROM TIEM TO TIME, ESTABLISH UNIFORM STANDARDS WITH RESPECT TO THE MINIMUM VALUE OF A STOCKHOLDER ACCOUNT OR A MINIMUM INVESTMENT WHICH MAY BE MADE BY A STOCKHOLDER. THE BOARD OF DIRECTORS, BY RESOLUTION AND WITHOUT THE VOTE OR CONSENT OF STOCKHOLDERS, MAY REQUIRE THAT THE AGGREGATE NET ASSET VALUE OF A STOCKHOLDER ACCOUNT SHALL NOT BE LESS THAN THE MINIMUM INITIAL INVESTMENT REQUIREMENT OF THE CORPORATION AT THE TIME OF THE RESOLUTION. THE RESOLUTION MAY AUTHORIZE THE CORPORATION TO CLOSE THOSE STOCKHOLDER ACCOUNTS NOT MEETING THE SPECIFIED MINIMUM STANDARD OF VALUE BY
REDEEMING ALL OF THE SHARE IN SUCH ACCOUNTS PROVIDED THAT THERE IS MAILED TO EACH AFFECTED STOCKHOLER ACCOUNT, AT LEAST SIXTY (60) DAYS PRIOR TO THE PLANNED REDEMPTION DATE A NOTICE SETTING FORTH THE MINIMUM ACCOUNT SIZE REQUIREMENT AND THE DATE ON WHICH THE ACCOUNT WILL BE CLOSED IF THE MINIMUM SIZE REQUIREMENT IS NOT MET PRIOR TO SAID CLOSING DATE.

        (D) EACH HOLDER OF ANY CLASS OF STOCK OF THE CORPORATION, WHO SURRENDERS HIS CERTIFICATE IN GOOD DELIVERY FORM TO THE CORPORATION OR, IF THE SHARES IN QUESTION ARE NOT REPRESENTED BY CERTIFICATES, WHO DELIVERS TO THE CORPORATION A WRITTEN REQUEST IN GOOD ORDER SIGNED BY THE SHAREHOLDER, SHALL, BE ENTITLED TO CONVERT THE SHARES IN QUESTION ON THE BASIS HEREINAFTER SET FORTH, INTO SHARES OF STOCK OF THE OTHER CLASS OF THE CORPORATION, THE CORPORATION SHALL DETERMINE THE NET ASSET VALUE, AS HEREINAFTER DEFINED, OF THE SHARES TO BE CONVERTED AND SHALL DEDUCT THEREFROM SUCH CONVERSION COST, HEREINAFTER DESCRIBED AND, WITHIN FIVE (5) BUSINESS DAYS AFTER SUCH SURRENDER AND PAYMENT, SHALL ISSUE TO THE SHAREHOLDER SUCH NUMBER OF SHARES OF STOCK OF THE CLASS DESIRED, TAKEN AT THE NET ASSET VALUE THEREOF DETERMINED IN THE SAME MANNER AND AT THE SAME TIME AS THAT OF THE SHARES SURRENDERED, SHALL EQUAL THE NET ASSET VALUE OF THE SHARES SURRENDERED LESS THE CONVERSION COST AS AFORESAID. ANY AMOUNT REPRESENTING A FRACTION OF A SHARE MAY BE PAID IN CASH AT THE OPTION OF THE CORPORATION. THE CONVERSION COST ABOVE MENTIONED SHALL BE DETERMINED BY ADDING A TRANSACTION CHARGE AS DETERMINED BY THE BOARD OF DIRECTORS. THE TRANSACTION CHARGE MAY BE PAID AND/OR ASSIGNED BY THE CORPORATION TO THE UNDERWRITER AND/OR TO ANY OTHER AGENCY, AS IT MAY ELECT, UPON ANY CONVERSION TAKING PLACE, PROPER TRANSFER SHALL BE MADE BETWEEN THE ASSETS BELONGING TO THE RESPECTIVE CLASSES OF STOCK. THE BOARD OF DIRECTORS MAY LIMIT THIS CONVERSION PRIVILEGE TO SHARES WHICH HAVE BEEN HELD FOR SUCH REASONABLE PERIOD OF TIME AS THE DIRECTORS MAY DETERMINE.

        (E) THE NET ASSET VALUE OF EACH CLASS OF STOCK SHALL BE
DETERMINED IN ACCORDANCE WITH THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AND WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, BY DIVIDING THE TOTAL VALUE OF ITS ASSETS LESS ANY LIABILITIES, BY ITS TOTAL
OUTSTANDING SHARES.

        SIXTH: THE SHARES OF STOCK OF THE CORPORATION MAY BE ISSUED TO SUCH PERSONS AND AT SUCH PRICES FROM TIME TO TIME AS THE BOARD OF DIRECTORS MAY DETERMINE. SUCH ISSUANCE SHALL BE ON A NON-ASSESSABLE BASIS. NO HOLDER
OF SHARES OF STOCK SHALL HAVE PREEMPTIVE RIGHTS, AND THE CORPORATION SHALL HAVE THE RIGHT TO ISSUE AND SELL TO ANY PERSON OR PERSONS ANY SHARES OF
ITS STOCK OR ANY OPTION RIGHTS EXERCISABLE FOR, OR SECURITIES CONVERTIBLE INTO SHARES OF ITS STOCK WITHOUT FIRST OFFERING SUCH SHARES, RIGHTS OR SECURITIES TO THE HOLDERS OF ANY SHARES.

        SEVENTH: THE NUMBER OF DIRECTORS OF THE CORPORATION AND THEIR TERMS OF OFFICE SHALL BE DETERMINED FROM TIME TO TIME BY THE DIRECTORS PURSUANT TO THE TO THE BY-LAWS OF THE CORPORATION, SUCH NUMBER INITIALLY SHALL BE SEVEN (7) BUT SMALL NEVER BE LESS THAN THREE. THE NAMES OF THE INITIAL DIRECTORS ARE:

        E. J. STONNER
        STEPHEN W. HARRIS

WHO SHALL SERVE UNTIL THE 1980 ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED:

        WILLIAM J. SMITH
        LEONARD W. JOHNSON

WHO SHALL SERVE UNTIL THE 1981 ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED:

        ALFRED J. HOFFMAN
        JAMES W. HOLMAN
        FRANCIS C. ROOD

WHO SMALL SERVE UNTIL THE 1982 ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL THEIR SUCCESSORS SHALL HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED:

        (A) IF A VACANCY OCCURS ON THE BOARD OF DIRECTORS BY REASON OF DEATH, RESIGNATION DR OTHERWISE, THE BOARD OF DIRECTORS MAY FILL SUCH VACANCY FOR THE REMAINDER OF THE UNEXPIRED TERM BY MAJORITY VOTE OF THE REMAINING DIRECTORS: PROVIDED THAT AFTER FILLING ANY SUCH VACANCY, AT LEAST TWO THIRDS OF THE DIRECTORS.SMALL HAVE BEEN ELECTED BY THE STOCKHOLDERS, AND PROVIDED FURTHER THAT IF AT ANY TIME LESS THAN A MAJORITY OF THE DIRECTORS THEN HOLDING OFFICE WERE ELECTED BY THE STOCKHOLDERS, A STOCKHOLDERS, MEETING SHALL BE CALLED AS PROMPTLY AS POSSIBLE AND, IN ANY EVENT, WITHIN SIXTY DAYS, FOR THE PURPOSE OF ELECTING DIRECTORS TO FILL EXISTING VACANCIES.

        EIGHTH: THE CORPORATION IS EXPRESSLY EMPOWERED AS FOLLOWS:

        (A) THE CORPORATION MAY ENTER INTO A WRITTEN CONTRACT OR
CONTRACTS WITH ANY PERSON, INCLUDING ANY FIRM, CORPORATION, TRUST OR ASSOCIATION IN WHICH ANY OFFICER, OTHER EMPLOYEE, DIRECTOR OR STOCKHOLDER OF THIS CORPORATION MAY BE INTERESTED, PROVIDING FOR A DELEGATION OF THE MANAGEMENT OF ALL OR PART OF THIS CORPORATION'S SECURITIES PORTFOLIO AND ALSO FOR THE DELEGATION OF THE PERFORMANCE OF ADMINISTRATIVE CORPORATE FUNCTIONS, SUBJECT ALWAYS TO THE DIRECTION OF THE BOARD OF DIRECTORS OF THIS CORPORATION. THE COMPENSATION PAYABLE BY THIS CORPORATION UNDER SUCH CONTRACTS SHALL BE SUCH AS IS DEEMED FAIR AND EQUITABLE TO BOTH PARTIES BY THE SAID BOARD OF DIRECTORS. EACH SUCH CONTRACT SHALL IN ALL: RESPECTS BE CONSISTENT WITH AND SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AS THEN IN EFFECT AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY PROMULGATED THEREUNDER.

        (B) THE CORPORATION MAY APPOINT ONE OR MORE DISTRIBUTORS OR
AGENTS OR BOTH FOR THE SALE OF THE SHARES OF THE CORPORATION9 MAY ALLOW SUCH PERSON OR PERSONS.A COMMISSION ON THE SALE OF SUCH SHARES, AND MAY ENTER INTO SUCH CONTRACT OR CONTRACTS WITH SUCH PERSON OR PERSONS AS THE BOARD OF DIRECTORS OF THIS CORPORATION IN ITS DISCRETION MAY DEEM REASONABLE AND PROPER* ANY SUCH CONTRACT OR CONTRACTS FOR THE SALE OF THE SHARES OF THIS CORPORATION MAY BE MADE WITH ANY PERSON EVEN THOUGH SUCH PERSON MAY BE AN OFFICER, OTHER EMPLOYEE, DIRECTOR OR STOCKHOLDER OF THIS CORPORATION OR A CORPORATION, PARTNERSHIP, TRUST OR ASSOCIATION IN WHICH ANY SUCH OFFICER9 OTHER EMPLOYEE, DIRECTOR;OR STOCKHOLDER MAY BE INTERESTED, OR SUCH PERSON MAY BE THE SAME AS THAT PERSON RETAINED PURSUANT TO THE POWERS GRANTED IN SECTION (A) OF THIS ARTICLE EIGHTH.
EACH SUCH CONTRACT SHALL IN ALL RESPECTS BE CONSISTENT WITH AND SUBJECT TO THE REQUIREMENTS OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, AS THEN IN EFFECT AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY PROMULGATED THEREUNDER.

        (C) THE CORPORATION MAY EMPLOY SUCH CUSTODIAN OR CUSTODIANS FOR THE SAFEKEEPING OF THE PROPERTY OF THE CORPORATION AND OF ITS SHARES, SUCH DIVIDEND DISBURSING AGENT OR AGENTS, AND SUCH TRANSFER AGENT OR AGENTS AND REGISTRAR OR REGISTRARS FOR ITS SHARES, AND MAY MAKE AND PERFORM SUCH CONTRACTS FOR THE AFORESAID PURPOSES AS IN THE OPINION OF THE BOARD OF DIRECTORS OF THIS CORPORATION MAY BE REASONABLE, NECESSARY OR PROPER FOR THE CONDUCT OF THE AFFAIRS OF THE CORPORATION, AND MAY PAY THE FEES AND DISBURSEMENTS OF SUCH CUSTODIANS, DIVIDEND DISBURSING AGENTS, TRANSFER AGENTS, AND REGISTRARS OUT OF THE INCOME AND/OR ANY OTHER PROPERTY OF THE CORPORATION. NOTWITHSTANDING ANY OTHER PROVISIONS OF THESE ARTICLES OF INCORPORATION OR THE BY-LAWS OF THE CORPORATION, THE BOARD OF DIRECTORS MAY CAUSE ANY OR ALL OF THE PROPERTY OF THE CORPORATION TO BE TRANSFERRED TO, OR TO BE ACQUIRED AND HELD IN THE NAME OF, A CUSTODIAN SO APPOINTED OR ANY NOMINEES OF, THIS CORPORATION OR NOMINEE OR NOMINEES OF SUCH CUSTODIAN SATISFACTORY TO THE BOARD OF DIRECTORS OF THIS CORPORATIONL.

        (D) THE SAME PERSON, PARTNERSHIP (GENERAL OR LIMITED),
ASSOCIATION, TRUST OR CORPORATION MAY BE EMPLOYED IN: ANY MULTIPLE CAPACITY UNDER SUBSECTIONS (A), (B) AND (C) OF THIS ARTICLE EIGHTH AND MAY RECEIVE COMPENSATION FROM THE CORPORATION IN AS MANY CAPACITIES IN WHICH SUCH PERSON, PARTNERSHIP (GENERAL OR LIMITED), ASSOCIATION, TRUST OR CORPORATION SHALL SERVE THE CORPORATION.

        NINTH: (A) THE CORPORATION SHALL INDEMNIFY ANY PERSON WHO WAS OR IS A PARTY, OR IS THREATENED TO BE MADE A PARTY, TO ANY THREATENED, PENDING OR
COMPLETED ACTION, SUIT OR PROCEEDING, WHETHER CIVIL, CRIMINAL,
ADMINISTRATIVE OR INVESTIGATIVE (OTHER THAN AN ACTION BY OR IN RIGHT OF
THE CORPORATION), BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, JOINT VENTURE, TRUST, ASSOCIATION OR OTHER ENTERPRISE, AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES), JUDGEMENTS, FINES AND AMOUNTS PAID IN
SETTLEMENT ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO ANY CRIMINAL ACTION OR PROCEEDING, HAS
NO REASONABLE CAUSE TO BELIEVE HIS CONDUCT WAS UNLAWFUL.  THE TERMINATION
OF ANY ACTION, SUIT OR PROCEEDING BY JUDGEMENT, ORDER, SETTLEMENT OR CONVICTION, OR UPON A PLEA OF NOLO CONTENDERE OR ITS EQUIVALENT, SHALL
NOT, OF ITSELF, CREATE A PRESUMPTION THAT THE PERSON DID NOT ACT IN GOOD FAITH AND IN A MANNER WHICH HE REASONABLY BELIEVED TO BE IN, OR NOT
OPPOSED TO, THE BEST INTERESTS OF THE CORPORATION, AND, WITH RESPECT TO
ANY CRIMINAL ACTION OR PROCEEDING, DID NOT HAVE REASONABLE, CAUSE TO
BELIEVE THAT HIS CONDUCT WAS UNLAWFUL.

        (B) THE CORPORATION SHALL INDEMNIFY ANY PERSON WHO WAS OR IS A PARTY, OR IS THREATENED TO BE MADE A PARTY, TO ANY THREATENED OR COMPLETED ACTION, SUIT OR PROCEEDING BY OR IN THE RIGHT OF THE CORPORATION TO PROCURE A JUDGEMENT IN ITS FAVOR BY REASON OF THE FACT THAT HE IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, TRUST, JOINT VENTURE, ASSOCIATION OR OTHER ENTERPRISE AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION WITH THE DEFENSE,OR SETTLEMENT OF SUCH ACTION OR SUIT IF HE ACTED IN GOOD FAITH AND IN A MANNER HE REASONABLY BELIEVED TO:BE IN OR NOT OPPOSED TO THE BEST INTERESTS OF THE
CORPORATION: EXCEPT THAT NO SUCH INDEMNIFICATION SHALL BE MADE IN RESPECT OF ANY CLAIM, ISSUE OR MATTER AS TO

WHICH SUCH PERSON SHALL HAVE BEEN ADJUDGED TO BE LIABLE FOR NEGLIGENCE OR MISCONDUCT IN THE PERFORMANCE OF HIS DUTY TO THE CORPORATION. UNLESS AND ONLY TO THE EXTENT THAT A COURT SHALL DETERMINE UPON APPLICATION THAT, DESPITE THE ADJUDICATION OF LIABILITY BUT IN VIEW OF ALL THE CIRCUMSTANCES OF THE CASE, SUCH PERSON IS FAIRLY AND REASONABLY ENTITLED TO INDEMNITY FOR SUCH EXPENSES WHICH THE COURT SMALL DEEM PROPER.

        (C) TO THE EXTENT THAT A DIRECTOR OR OFFICER OF THE CORPORATION HAS BEEN SUCCESSFUL ON THE MERITS OR OTHERWISE IN DEFENSE OF ANY ACTION, SUIT OR PROCEEDING REFERRED TO IN SUBSECTIONS (A) AND (B), OR IN DEFENSE OF ANY CLAIM, ISSUE OR MATTER THEREIN, HE SHALL BE INDEMNIFIED AGAINST EXPENSES (INCLUDING ATTORNEYS' FEES) ACTUALLY AND REASONABLY INCURRED BY HIM IN CONNECTION THEREWITH.

        (D) ANY INDEMNIFICATION UNDER SUBSECTIONS (A) AND (B) (UNLESS ORDERED BY A COURT OF COMPETENT JURISDICTION) SHALL BE MADE BY THE CORPORATION ONLY AS AUTHORIZED IN THE SPECIFIC CASE UPON A DETERMINATION THAT INDEMNIFICATION OF THE DIRECTOR OR OFFICER IS PROPER IN THE CIRCUMSTANCES BECAUSE HE HAS MET THE APPLICABLE STANDARD OF CONDUCT SET FORTH IN SUBSECTIONS (A) AND (B) OF THIS ARTICLE NINTM. SUCH DETERMINATION SHALL BE MADE BY THE BOARD OF DIRECTORS BY A MAJORITY VOTE OF A QUORUM CONSISTING OF DIRECTORS WHO WERE NOT PARTIES TO SUCH ACTION, SUIT, OR PROCEEDING, OR IF SUCH A QUORUM IS NOT OBTAINABLE, OR EVEN IF OBTAINABLE, A QUORUM OF DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, SO DIRECTS, BY INDEPENDENT LEGAL COUNSEL IN A WRITTEN OPINION, OR IF SUCH WRITTEN OPINION IS NOT OBTAINABLE, BY VOTE OF THE STOCKHOLDERS AT THE ANNUAL MEETING OR A SPECIAL MEETING CALLED FOR THAT PURPOSE.

        (E) EXPENSES INCURRED IN DEFENDING A CIVIL OR CRIMINAL ACTION, SUIT OR PROCEEDING MAY BE PAID BY THE CORPORATION IN ADVANCE OF THE FINAL DISPOSITION OF SUCH ACTION, SUIT OR PROCEEDING AS AUTHORIZED BY THE BOARD OF DIRECTORS IN THE SPECIFIC CASE UPON RECEIPT OF ANY UNDERTAKING BY OR ON BEHALF OF THE DIRECTOR OR OFFICER TO REPAY SUCH AMOUNT UNLESS IT SHALL ULTIMATELY BE DETERMINED THAT HE IS ENTITLED TO BE INDEMNIFIED BY THE CORPORATION AS AUTHORIZED IN THIS ARTICLE NINTH.

        (F) THE INDEMNIFICATION PROVIDED BY THIS ARTICLE NINTH SHALL NOT BE DEEMED EXCLUSIVE OF ANY OTHER RIGHTS TO WHICH THOSE SEEKING INDEMNIFICATION MAY BE ENTITLED UNDER ANY BY-LAW, AGREEMENT, VOTE OF STOCKHOLDERS OR DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, OR OTHERWISE, BOTH AS TO ACTION IN HIS OFFICIAL CAPACITY AND AS TO ACTION IN ANOTHER CAPACITY WHILE HOLDING SUCH OFFICE, AND SHALL CONTINUE AS TO A PERSON WHO HAS CEASED TO BE A DIRECTOR OR OFFICER AND SHALL INURE TO THE BENEFIT OF THE HEIRS, EXECUTORS AND ADMINISTRATOR$ OF SUCH PERSON.

        (G) THE CORPORATION MAY PURCHASE AND MAINTAIN INSURANCE ON ITS BEHALF AND ON BEHALF OF ANY PERSON WHO IS OR WAS A DIRECTOR OR OFFICER OF THE CORPORATION, OR IS OR WAS SERVING AT THE REQUEST OF THE CORPORATION AS A DIRECTOR OR OFFICER OF ANOTHER CORPORATION, PARTNERSHIP, TRUST, JOINT VENTURE, ASSOCIATION OR OTHER ENTERPRISE AGAINST ANY LIABILITY ASSERTED AGAINST HIM AND INCURRED BY HIM IN ANY SUCH CAPACITY, OR ARISING OUT OF HIS STATUS AS SUCH, WHETHER OR NOT THE CORPORATION WOULD HAVE THE POWER TO INDEMNIFY HIM AGAINST SUCH LIABILITY UNDER THE PROVISIONS OF THIS ARTICLE NINTH.

        (H) ANYTHING TO THE CONTRARY IN THE FOREGOING CLAUSES (A)
THROUGH G) OF THIS ARTICLE NINTH NOTWITHSTANDING, NO DIRECTOR OR OFFICER SHALL BE INDEMNIFIED AGAINST ANY LIABILITY TO THE CORPORATION OR TO ITS SECURITY HOLDERS TO WHICH HE WOULD OTHERWISE BE SUBJECT BY REASON OF WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THE DUTIES INVOLVED IN THE CONDUCT OF HIS OFFICE.

        TENTH: IN, FURTHERANCE, AND NOT IN LIMITATION, OF THE POWERS CONFERRED BY THE LAWS OF THE STATE OF MARYLAND, THE BOARD OF DIRECTORS IS EXPRESSLY AUTHORIZED:

        (A) TO MAKE, ALTER OR REPEAL THE BY-LAWS OF THE CORPORATION, EXCEPT WHERE SUCH POWER IS RESERVED BY THE BY-LAWS TO THE STUCKHOLDERS, AND EXCEPT AS OTHERWISE REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940 AS AMENDED.

        (B) FROM TIME TO TIME TO DETERMINE WHETHER AND TO WHAT EXTENT
AND AT WHAT TIMES AND PLACES AND UNDER WHAT CONDITIONS AND REGULATIONS THE BOOKS AND ACCOUNTS OF THE CORPORATION, OR ANY OF THEM OTHER THAN THE STOCK LEDGER, SHALL BE OPEN TO THE INSPECTION OF THE STOCKHOLDERS, AND NO STOCKHOLDER SHALL, HAVE ANY RIGHT TO INSPECT ANY ACCOUNT OR BOOK OR DOCUMENT OF THE CORPORATION EXCEPT AS CONFERRED BY LAW OR AUTHORIZED BY RESOLUTION OF THE BOARD OF DIRECTORS OR OF THE STOCKHOLDERS.

        (C) TO AUTHORIZE AND ISSUE OBLIGATIONS OF THE CORPORATION,
SECURED AND UNSECURED, WITHOUT THE ASSENT OR VOTE OF THE STOCKHOLDERS, AS THE BOARD OF DIRECTORS MAY DETERMINE, AND TO AUTHORIZE AND CAUSE TO BE EXECUTED MORTGAGES AND LIENS UPON THE PROPERTY OF THE CORPORATION, REAL AND/OR PERSONAL, BUT ONLY TO THE EXTENT PERMITTED BY THE FUNDAMENTAL POLICIES OF THE CORPORATION SET OUT IN ITS REGISTRATION STATEMENT FILED WITH THE FEDERAL SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCEEDING GOVERNMENTAL AUTHORITY, PURSUANT TO THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

        (D) IN ADDITION TO THE POWERS AND AUTHORITIES GRANTED HEREIN AND BY STATUTE EXPRESSLY CONFERRED UPON IT, THE BOARD OF DIRECTORS IS AUTHORIZED TO EXERCISE ALL SUCH POWERS AND DO ALL SUCH ACTS AND THINGS AS MAY BE EXERCISED OR DONE BY THE CORPORATIONP SUBJECT, NEVERTHELESS, TO THE PROVISIONS OF MARYLAND LAW, THESE ARTICLES OF INCORPORATION, AND THE BY-LAWS OF THE CORPORATION.

        ELEVENTH: THE BOOKS OF THE CORPORATION MAY BE KEPT (SUBJECT TO ANY PROVISIONS OF MARYLAND LAW) OUTSIDE THE STATE OF MARYLAND AT SUCH PLACE, OR PLACES AS MAY BE DESIGNATED FROM TIME TO TIME BY SUCH BOARD OF DIRECTORS OR IN THE BY-LAWS OF THE CORPORATION. ELECTIONS OF DIRECTORS NEED NOT BE BY BALLOT UNLESS THE BY-LAWS OF THE CORPORATION SHALL SO PROVIDE.

        TWELFTH: THE CORPORATION RESERVES THE RIGHT TO AMEND, ALTER, CHANGE OR REPEAL ANY PROVISION CONTAINED IN THESE ARTICLES OF INCORPORATION, IN THE MANNER NOW OR HEREAFTER PRESCRIBED BY STATUTE, AND ALL RIGHTS
CONFERRED UPON STOCKHOLDERS HEREIN ARE GRANTED SUBJECT TO THIS
RESERVATION.

        THIRTEENTH: NOTWITHSTANDING ANY PROVISION OF MARYLAND LAW REQUIRING MORE THAN A MAJORITY VOTE OF THE COMMON STOCK IN CONNECTION WITH ANY CORPORATE ACTION INCLUDING, BUT NOT LIMITED TO, AMENDMENT OF THESE
ARTICLES OF INCORPORATION,

UNLESS OTHERWISE PROVIDED IN THESE ARTICLES OF INCORPORATION THE
CORPORATION MAY TAKE OR AUTHORIZE SUCH ACTION UPON THE FAVORABLE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK.

        FOURTEENTH: THE DURATION OF THE CORPORATION SMALL BE PERPETUAL.

IN WITNESS WHEREOF, THE UNDERSIGNED INCORPORATOR OF THE D. L. BABSON TAX-FREE INCOME FUND, INC. WHO EXECUTED THE FOREGOING ARTICLES OF INCORPORATION HEREBY ACKNOWLEDGES THE SAME TO BE HIS ACT AND FURTHER ACKNOWLEDGES THAT TO THE BEST OF HIS KNOWLEDGE THE MATTERS AND FACTS SET FORTH HEREIN ARE TRUE IN ALL MATERIAL RESPECTS UNDER THE PENALTIES OF PERJURY.

DATED THE 16th DAY OF JULY, 1979.



/S/ ALFRED J. HOFFMAN
ALFRED J. HOFFMAN

EX99.23(a)(3)(B)

                THE D. L. BABSON TAX-FREE INCOME FUND, INC.

                        ARTICLES OF AMENDMENT


THE D. L. BABSON TAX-FREE INCOME FUND, INC., a Maryland Corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

        FIRST: The charter of the Corporation is hereby amended by striking out "ARTICLE SECOND" of the Articles of Incorporation and inserting in lieu thereof the following:

        "SECOND: The name of the Corporation is D. L. BABSON TAX-FREE INCOME FUND, INC."

        SECOND: The board of directors of the Corporation on October 25th, 1979, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter as proposed was advisable and directing that it be submitted to the State of Maryland in accordance with the provisions of Section 2-605(1) of the Corporations and Associations Article of the annotated code of Maryland.

        THIRD: The amendment of the charter of the Corporation as hereinabove set forth has been duly approved by the board of directors of the Corporation.

IN WITNESS WHEREOF, THE D. L. BABSON TAX-FREE INCOME FUND, INC.
has caused these presents to be signed in its name and on its behalf by its President and witnessed (or attested) by its Secretary on November 19, 1979.

THE D. L BABSON TAX-FREE INCOME FUND, INC.

by /s/Alfred J. Hoffman
President, Alfred J. Hoffman


Witness:  (Attest)

/s/Jacqueline B. Willhite
Jacqueline B. Willhite, Secretary


THE UNDERSIGNED, President of THE D. L. BABSON TAX-FREE INCOME
FUND, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles of Amendment to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


/s/Alfred J. Hoffman
Alfred J. Hoffman

EX99.23(a)(3)(C)

               D.L. BABSON TAX-FREE INCOME FUND, INC.

                        ARTICLES OF AMENDMENT

        The D. L. BABSON TAX-FREE INCOME FUND, INC., a Maryland Corporation having its principal office in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

        FIRST: The charter of the Corporation is hereby amended by striking out "ARTICLE FIFTH" of the Articles of Incorporation which reads as follows:

        FIFTH: THE TOTAL NUMBER OF SHARES OF ALL CLASSES
OF STOCK WHICH THE CORPORATION SHALL HAVE
AUTHORITY TO ISSUE IS 100,000,000 SHARES OF A PAR
VALUE OF TEN CENTS ($0.10) PER SHARE AND AN
AGGREGATE PAR VALUE OF $10,000,000. THE SHARES
SHALL BE DIVIDED INTO TWO CLASSES OF 50,000,000
SHARES OF EACH TO BE KNOWN AS THE SHORT-TERM
PORTFOLIO, AND THE LONG-TERM PORTFOLIO. THE BOARD
OF DIRECTORS OF THE CORPORATION SHALL HAVE THE
POWER TO CLASSIFY OR RECLASSIFY ANY UNISSUED
SHARES BY FIXING THE NUMBER OF SHARES IN EACH OF
THEAFORESAID CLASSES OR BY ALTERING IN ANY ONE OR
MORE RESPECTS, FROM TIME TO TIME BEFORE ISSUANCE
OF SUCH SHARES, THE PREFERENCES, RIGHTS, VOTING
POWERS, RESTRICTIONS OR QUALIFICATIONS OF ANY
UNISSUED SHARES.

and inserting in lieu thereof the following:

        FIFTH: THE TOTAL NUMBER OF SHARES OF ALL
CLASSES OF STOCK WHICH THE CORPORATION SHALL HAVE
AUTHORITY TO ISSUE IS TWO HUNDRED MILLION
(200,000,000) SHARES OF A PAR VALUE OF TEN CENTS
($0.10) PER SHARE AND AN AGGREGATE PAR VALUE OF
TWENTY MILLION DOLLARS ($20,000,000). THE SHARES
SHALL BE DIVIDED INTO THREE CLASSES DESIGNATED AS
FOLLOWS: ONE HUNDRED MILLION (100,000,000) SHARES
TO BE KNOWN AS THE MONEY MARKET PORTFOLIO, FIFTY
MILLION (50,000,000) SHARES TO BE KNOWN AS THE
SHORTER TERM PORTFOLIO, AND FIFTY MILLION
(50,000,000) SHARES TO BE KNOWN AS THE LONGER
TERM PORTFOLIO. THE BOARD OF DIRECTORS OF THE
CORPORATION SHALL HAVE THE POWER TO CLASSIFY OR
RECLASSIFY ANY UNISSUED SHARES BY FIXING THE
NUMBER OF SHARES IN EACH OF THE AFORESAID CLASSES
OR BY ALTERING IN ANY ONE OR MORE RESPECTS, FROM
TIME TO TIME BEFORE ISSUANCE OF SUCH SHARES, THE
PREFERENCES, RIGHTS, VOTING POWERS, RESTRICTIONS
OR QUALIFICATIONS OF ANY UNISSUED SHARES.

        SECOND: The board of directors of the Corporation on November 19, 1980, duly adopted a resolution in which was set forth the foregoing amendment to the charter, declaring that the said amendment of the charter as proposed was advisable and directing that it be submitted for action thereon by the stockholders of the Corporation at a special meeting of the stockholders to be held on December 8, 1980.

        THIRD: Notice setting forth the said amendment of the charter and stating that a purpose of the meeting of the stockholders would be to take action thereon, was given, as required by law, to all stockholders entitled to vote thereon. The amendment of the charter of the Corporation as hereinabove set forth was approved by the stockholders of the Corporation at said meeting by the affirmative vote of a majority of all the votes entitled to be cast thereon.

        FOURTH: The amendment of the charter of the Corporation as hereinabove set forth has been duly advised by the board of directors and approved by the stockholders of the Corporation.

IN WITNESS WHEREOF, The D. L. BABSON TAX-FREE INCOME FUND, INC.
has caused these presents to be signed in its name and on its behalf by its President and witnessed (or attested) by its Secretary on December 22, 1980.

D.L.BABSON TAX-FREE INCOME FUND, INC.

By /s/ Alfred J. Hoffman
President, Alfred A. Hoffman

(Witness)   (Attest)

/s/Jacqueline B. Willhite
Jacqueline B. Willhite
Secretary


THE UNDERSIGNED, President of D.L. BABSON TAX-FREE INCOME FUND, INC., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


/s/ Alfred J. Hoffman
Alfred J. Hoffman
Page 2